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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement File No. 333-94451.


                                       ARTHUR ANDERSEN LLP


                                       /s/ Arthur Andersen, LLP


Minneapolis, Minnesota,
   June 25, 2001






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